MOBICLEAR INC.

Convertible Promissory Note

_______________________

This Note has not been registered under the Securities Act of 1933, as amended (the “Securities

Act”) or under the securities laws of certain states. These securities have been acquired for investment and may not be transferred or sold in the absence of an effective registration or other compliance under the Securities Act or the laws of the applicable state, or a

“no action” or interpretive letter from the United States Securities and Exchange

Commission or an opinion of counsel, reasonably satisfactory to the issuer and its counsel, to the effect that the sale or transfer is exempt from registration under the Securities Act and such state statutes.

MOBICLEAR INC., a corporation duly organized and existing under the laws of the state of Pennsylvania (hereinafter referred to as the “Company”), for value received, hereby promises to pay to Whitefields Capital Limited, a Seychelles corporation, or its transferee (the “Holder”), the principal sum of One Million Five Hundred Thousand U.S. Dollars (US $1,500,000) in lawful money of the United States of America for payment of private debts, together with interest (calculated on the basis of the actual number of days elapsed but computed as if each year consisted of 360 days) on the unpaid principal balance at a rate, except as otherwise provided in this Note, of six percent (6%) per annum. All past due amounts and accrued interest thereon shall bear interest at eighteen percent (18%) per annum, compounded quarterly, until paid.

This Note is subject to the following further terms and material provisions.

1.          Payments. Accrued interest on this Note shall be due and payable quarterly. Payments of principal shall be due and payable as follows:

(a)	US $250,000 on or before February 10, 2010.
(b)	US $250,000 on or before May 15, 2010.
(c)	US $500,000 on or before September 15, 2010.
(d)	US $500,000 on or before December 15, 2010.

2.          Conversion by Holder. Subject to, and in compliance with, the provisions contained herein, the Holder is entitled, at its option, at any time prior to maturity, or in the event this Note or some portion hereof shall have been called for prepayment prior to such date, then, in respect of this Note or such portion hereof, until and including, but not after the close of business within 30 days of the date of notice of prepayment, to convert this Note (or any portion of the principal amount hereof) into fully paid and nonassessable shares (calculated as to each conversion to the nearest share) of common stock, par value $0.0001 per share, of the Company (the “Shares”), using a conversion price equal to the average closing market price of the Company’s common stock for the 10 trading days immediately preceding the conversion date (the “Conversion Rate”), subject to such adjustment in such conversion price, if any, as may be required by the provisions of this Note, by surrender of this Note to the Company at its offices, duly endorsed (if so required by the Company) or assigned or in blank, accompanied by written notice to the Company in the form set forth herewith that the Holder elects to convert this Note or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted. If Holder surrenders this Note for conversion following an Event of Default, the Holder shall be entitled to payment of the interest thereon from the date of the Event of Default for interest through the date of conversion. No fractions of Shares will be issued on conversion, but instead of any fractional interest the Company will pay cash adjustments as provided herein.

3.          Prepayment. This Note is subject to prepayment, in whole or in part, at any time upon not less than 30 days’ notice by registered mail at the election of the Company. Prepayment shall be effected by paying the amount equal to the outstanding principal amount of the Note, plus all interest accrued subsequent to an Event of Default. During the 30 days following the date of any notice of prepayment, the Holder will have the right to convert the outstanding principal amount of the Note, or any portion thereof, to common stock of the Company, on the terms and conditions provided for in paragraph 2 above. On the date fixed for prepayment, the Note shall cease to bear interest, if any is then accruing, with respect to the amount of principal actually paid. Upon surrender of any Note for prepayment in accordance with said notice of prepayment by the Company, the amount of principal and any interest due shall be paid in cash or certified funds. Any Note that is prepaid only in part shall be presented for notation thereon by the Company of such partial prepayment.

4.          Conversion by the Company. Subject to, and in compliance with, the provisions contained herein, Company is entitled, at its option, at any time prior to maturity, to convert this Note (or any portion of the principal amount hereof) into the Shares at the Conversion Rate, subject to such adjustment in such conversion price, if any, as may be required by the provisions of this Note, by providing a notice of conversion to the Holder at the address provided by the Holder to the Company. If the Note is converted following an Event of Default, the Holder shall be entitled to payment of the interest thereon from the date of the Event of Default for interest through the date of conversion. No fractions of Shares will be issued on conversion, but instead of any fractional interest the Company will pay cash adjustments as provided herein.

5.          Limitations on Right of Conversion. Following receipt of the written notice of intention to convert the Note, the Company shall take such steps as it deems appropriate to permit conversion of the Note as specified in the notice without registration or qualification under applicable federal and state securities laws; provided, that in no event shall the Company be required to consent to the general service of process or qualify as a foreign corporation in any jurisdiction where the Holder resides if such jurisdiction is different than such Holder’s residence when the Note was originally offered and sold. In order to comply with exemptions from the registration requirements of the Securities Act and certain state securities statutes, the Company may require the Holder to make certain representations and execute and deliver to the Company certain documents as a condition to exercise of the conversion rights hereunder, all in form and substance satisfactory to the Company as determined in its sole discretion. In the event the Company reasonably determines that the Note cannot be converted in compliance with applicable federal and state securities laws in the absence of registration or qualification under such statutes, the Company shall be under no obligation to permit conversion of the Note and issue any Shares of common stock pursuant hereto.

6.          Satisfaction and Discharge of Note. This Note shall cease to be of further effect (except as to any surviving rights of conversion, transfer, or exchange of Notes herein expressly provided for) when:

(a)         the Company has paid or caused to be paid all sums payable hereunder, including all principal amounts and interest accrued under the Note; and

(b)        all conditions precedent herein relating to the satisfaction and discharge of this Note have been complied with.

            7.          Events of Default. “Event of Default,” when used herein, whatever the reason for such Event of Default and whether it shall be voluntary, involuntary, or effected by operation of law pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body or be caused by the provisions of any paragraph herein, means any one of the following events:

(a)         default in the payment of any interest on this Note when it becomes due and payable and continuance of such default for a period of 30 days; or

(b)        default in the payment of the principal of this Note when due, whether at maturity, upon prepayment, or otherwise; or

(c)         default in the performance or breach of any covenant or warranty of the Company in this Note (other than a covenant or warranty, the breach or default in performance of which is elsewhere in this section specifically dealt with), and continuation of such default or breach for a period of 60 days after there has been given to the Company, by registered or certified mail, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

(d)        the entry of a decree or order by a court having jurisdiction in the premises: (i) adjudging the Company a bankrupt or insolvent, or composition thereof, or in respect of the Company under the Federal Bankruptcy Act or any other applicable federal or state law; (ii) appointing a receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of its property; or (iii) ordering the winding up or liquidation of the Company’s affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(e)         the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent or the consent by it to the institution of bankruptcy or insolvency proceedings against it; or a filing by the Company of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of its property; or the making by the Company of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or the taking of corporate action by the Company in furtherance of any such actions.

8.          Acceleration of Maturity. If an Event of Default occurs and is continuing, then, in every such case, the Holder may declare the principal to be due and payable immediately by a notice in writing to the Company of such default, and upon any such declaration, such principal shall become immediately due and payable. At any time after such declaration of acceleration has been made, and before a judgment or decree for payment of money due has been obtained by the Holder, the Holder by written notice to the Company may rescind and annul such declaration and its consequences if all Events of Default, other than the nonpayment of the principal of Note that has become due solely by such acceleration, have been cured or waived. No such rescission shall affect any subsequent default or impair any right consequent thereon.

9.          Suits for Enforcement. If an Event of Default occurs and is continuing, the Holder may, in its discretion, proceed to protect and enforce its rights by such appropriate judicial proceedings as the Holder shall deem most effectual to protect and enforce any such rights, whether for the specified enforcement of any covenant or agreement under this Note, in aid of the exercise of any power granted herein, or to enforce any other property remedy.

10.        Notices to Holder; Waiver. When this Note provides for notice to Holder of any event, such notice shall be sufficiently given if in writing and mailed, registered, postage prepaid, to Holder at its address as it appears in the Company’s records, not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice. When the Note provides for notice to the Company, such notice shall be sufficiently given if in writing and mailed, registered, postage prepaid, to the Company at its address set forth above (or at such other address as shall be provided to the Holder in the manner for giving notices set forth herein), not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice. When this Note provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, whether before or after the event, and any such waiver shall be equivalent of such notice.

11.        Restrictions. The Holder, by acceptance hereof, both with respect to the Note and the Shares to be issuable upon conversion of the Note (unless issued pursuant to an effective registration statement under the Securities Act), represents and warrants as follows:

(a)         The Note and the Shares are being acquired for the Holder’s own account to be held for investment purposes only and not with a view to or for resale in connection with any distribution of such Note or Shares or any interest therein without registration or other compliance under the Securities Act, and the Holder has no direct or indirect participation in any such undertaking or in underwriting such an undertaking.

(b)        The Holder has been advised and understands that the Note and the Shares have not been registered under the Securities Act and the Note and/or the Shares must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available; except as set forth herein, the Company is under no obligation to register the Note and/or the Shares under the Securities Act; in the absence of such registration, sale of the Note or Shares may be impracticable; the Company’s registrar and transfer agent will maintain stop-transfer orders against registration of transfer of the Note and the Shares; and the certificates to be issued for any Shares will bear on their face a legend in substantially the following form:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state. These securities have been acquired for investment and may not be sold or transferred in the absence of an effective registration or other compliance under the Securities Act or the laws of the applicable state, or a “no action” or interpretive letter from the Securities and Exchange Commission or an opinion of counsel reasonably satisfactory to the issuer and its counsel to the effect that the sale or transfer is exempt from registration under the Securities Act and such state statutes.

(c)         The Company may refuse to transfer the Note and/or the Shares unless the Holder provides an opinion of legal counsel reasonably satisfactory to the Company or a “no-action” or interpretive response from the United States Securities and Exchange Commission to the effect that the transfer is proper; further, unless such letter or opinion states that the Note and/or Shares are free from any restrictions under the Securities Act, the Company may refuse to transfer the Note and/or the Shares to any transferee that does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such Note and Shares as set forth herein. The Company may also refuse to transfer the Note or Shares if any circumstances are present reasonably indicating that the transferee’s representations are not accurate.

12.        Registered Holder. The Company may treat the person whose name appears hereon as the absolute owner of this Note for the purpose of receiving payment of, or on account of, the principal and interest due on this Note and for all other proposes, and the Company shall not be affected by any notice to the contrary.

13.        Severability. In case any provision in this Note shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

14.        Governing Law. This Note shall be governed by and construed and interpreted in accordance with the laws of the state of Pennsylvania, excluding principles of choice or conflicts of law.

15.        Legal Holidays. In any case when any date provided herein shall not be a business day, then (notwithstanding any other provision of this Note), the event required or permitted on such date shall be required or permitted, as the case may be, on the next succeeding business day with the same force and effect as if made on the date upon which such event was required or permitted pursuant hereto.

16.        Delay or Omission; No Waiver. No delay or omission of the Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or acquiescence therein. Every right or remedy given hereby or by law may be exercised from time to time and as often as may be deemed expedient.

17.	Miscellaneous. This Note is subject to the following additional terms and conditions:

(a)         If this Note is placed with an attorney for collection, or if suit be instituted for collection, or if any other remedy provided by law is pursued by the Holder because of any default in the terms and conditions herein, then, in any event, the Company agrees to pay reasonable attorneys’ fees, costs, and other expenses incurred by the Holder in so doing.

(b)        None of the rights and remedies of the Holder shall be waived or affected by failure or delay to exercise them. All remedies conferred on the Holder shall be cumulative and none is exclusive. Such remedies may be exercised concurrently or consecutively at the Holder’s option.

(c)         This Note is negotiable and transferable, subject to compliance with the provisions of paragraph 11 hereof.

(d)        The makers, guarantors, and endorsers hereof severally waive presentment for payment, protest, and notice of protest and nonpayment of this Note.

DATED effective as of ____________________________.

MOBICLEAR INC.

Attest

By:	By: /s/ Luther L. Jao
Luther L. Jao, President

Notice of Conversion

[date]

MOBICLEAR INC.

Re:	Conversion of Note

Gentlemen:

The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof designated, into shares of common stock, par value $0.0001 per share, of MOBICLEAR INC., in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.

(Signature)

FILL IN FOR REGISTRATION

OF SHARES:

(Printed Name)

(Street Address)

(City/State/Zip Code)

Portion to be converted (if less than all)